EXHIBIT 23.1




                                 ARTHUR ANDERSEN LLP





                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference of our Report dated August 15, 1997, in this Form S-1 Registration Statement (No. 333-6189).



                                             /s/   ARTHUR ANDERSEN LLP

          Denver, Colorado,
           April 22, 1998